UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):  January 26, 2010

Oreon Rental Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-156077	98-0599151
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

3102 Maple Avenue, Suite 400, Dallas, Texas 75201
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (214) 556-5992

Business Filings Incorporated
6100 Neil Road, Suite 500
Reno, Nevada  89511
(608) 827-5300
(name, address, including zip code, and telephone number,
including area code, of agent for service)

1 Staryi Rynok Street, Suite 41, Ternopil, Ukraine 282001
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    Changes in Registrant’s Certifying Accountant.

On January 27, 2010, Alvaro Vollmers ("Volmers"), the President of Oreon Rental Corporation, a Nevada corporation (“Oreon”), notified M&K CPAS, PLLC, independent registered public accounting firm (“M&K”), that Oreon had decided to dismiss M&K as its principal accountants. Vollmers was appointed President, Secretary and Treasurer of Oreon effective as of January 4, 2010, and made the decision to dismiss M&K as part of the change in management of Oreon. The decision to change accountants was recommended by Vollmers as the sole director of Oreon.

The reports of M&K on the consolidated financial statements of Oreon as of October 31, 2008, and for the period from inception to October 31, 2008, and through July 31, 2009, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from inception to October 31, 2008 and 2009, and through January 27, 2010, Oreon had no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to M&K’s satisfaction, would have caused M&K to make reference to the subject matter of the disagreement in its reports on Oreon’s consolidated financial statements for such periods.

On January 26, 2010, upon the approval and authorization of the sole director, Oreon engaged LBB & Associates Ltd., LLP (“LBB”) as Oreon’s principal accountants.  No consultations occurred between Oreon and LBB during the period from inception to October 31, 2008, during the fiscal year ended October 31, 2009, or through January 26, 2010 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on Oreon’s consolidated financial statements or either a written report was provided to Oreon or oral advice was provided that LBB  concluded was an important factor considered by Oreon in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event.

On February 1, 2010, Oreon provided M&K with a copy of the foregoing disclosures and requested that M&K furnish Oreon with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures.  A copy of the letter M&K furnished in response to that request will be filed within 10 business days of the filing of this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2010	OREON RENTAL CORPORATION

	By:	/s/ Alvaro Vollmers
President